                        ANNUAL REPORT / DECEMBER 31 2000



                                AIM BALANCED FUND




                                 [COVER ARTWORK]



                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                        TWO BLUE DANCERS BY EDGAR DEGAS

             WHEN SUCCESSFUL PERFORMANCE DEPENDS ON SUPERB BALANCE

         AND SMOOTHLY COORDINATED INTERACTION, DISCIPLINE IS PARAMOUNT.

          AT AIM, WE CONTINUALLY STRIVE FOR EXCELLENCE BY ADHERING TO

                    A UNIQUELY DISCIPLINED INVESTMENT STYLE.

                     -------------------------------------


AIM Balanced Fund is for shareholders who seek a high total return consistent with preservation of capital by investing in a broadly diversified portfolio consisting of stocks and bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Balanced Fund's performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.
o Had the advisor not waived fees and expenses in the past, Class A returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in micro-, small and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue-chip stocks.
o The unmanaged Lipper Balanced Fund Index represents an average of the 30 largest balanced funds tracked by Lipper, Inc., an independent mutual fund performance monitor. It is calculated daily, with adjustments for distributions as of the ex-dividend dates.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's 500 Index (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

       AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
      GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

       This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.



                                AIM BALANCED FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as AIM Funds' new chairman. I
    [PHOTO OF       feel privileged to succeed Ted Bauer, who recently retired
     Robert H.      as AIM's chairman after a long, successful career in the
      Graham        investment industry. Ted has always shown the highest degree
    Chairman of     of integrity and commitment to excellence, and I have always
   the Board of     admired him greatly. I'm also proud to be part of the team
       AIM          that launched AIM almost 25 years ago. From the beginning,
     BALANCED       AIM has been a very people-oriented, service-minded company,
       FUND]        and I plan to carry on that tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets in 2000 were particularly unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 down 9.1%. But 20% to 30% returns, such as we have seen recently, are not typical. Historically, markets decline in one out of every four years. What we have seen in 2000 is a normal downturn, and it appears to be a worldwide trend. In 2000, most overseas markets were more turbulent than their U.S. counterpart.
    Regardless of the impact of market conditions, we know you are counting on us to deliver attractive investment performance. We don't like it when we don't live up to your expectations. We have been disappointed along with you. Because we ourselves invest in AIM funds and use them in our retirement plans, virtually everyone who works here has a stake in at least one AIM fund. All of us have seen the value of our own accounts decline. We know how unpleasant this experience is.
    What are we doing about it? We are sticking with our motto: Invest with Discipline. We still manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a down period in the markets, like the one last year. We just have to be patient, and we urge you to be, too. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though we can expect the situation to remain difficult for some time, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive market valuation in several years. While there is concern that the economy's record long expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets.
    The current environment illustrates the value of professional money management. During downturns, investors may be tempted to make decisions based on emotions, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.
    In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the fiscal year. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman


                                AIM BALANCED FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND WEATHERS STORMY MARKET

THE HEADLINES HAVE PAINTED A RATHER ALARMING PICTURE THIS YEAR. WHAT RESULTS DID THE FUND PRODUCE?
Though certainly affected by the year's astonishing volatility, AIM Balanced Fund fared better than the stock market, as represented by the S&P 500. Excluding sales charges, the fund returned -4.21% per Class A share and -4.93% per Class B and Class C share for the fiscal year ended December 31, 2000, while the S&P 500 returned -9.10%. A balanced fund's bond component tends to moderate its results both when markets rise and when they decline. However, compared to other balanced funds, AIM Balanced Fund contains more growth stocks, which tend to perform better in rising than in falling markets. The Lipper Balanced Fund Index returned 2.39% during the same period.

WHAT MAJOR TRENDS SHAPED THE MARKET?
During the first two months of the year, the market remained very strong. The Dow set a record in January, and the tech-laden Nasdaq continued to soar to record levels well into March. Then investors became concerned that tech stocks might be overvalued, and virtually the entire stock market was shaken by severe price corrections in the technology sector.
    Meanwhile, the Federal Reserve Board (the Fed) continued raising interest rates to contain inflation by slowing torrid economic growth. Rising rates cut into bond portfolio returns, since the value of existing bonds declines as new bonds are issued at higher interest rates. After raising interest rates again in May--the sixth increase since the preceding June--the Fed ceased its monetary tightening policy for the remainder of the year. Markets rallied in late May and June amid mounting evidence that economic growth was slowing, reducing the probability of additional Fed rate hikes.
    Market values of bonds were skewed by the Treasury Department's program of buying back 30-year Treasury bonds to reduce the federal debt. The perceived scarcity of long-term Treasuries drove their prices up, causing their yields to drop below those of shorter-term instruments, a condition called an inverted yield curve.
    In late summer and early fall, several factors converged to undermine corporate

                        GROWTH OF NET ASSETS (BAR CHART)
                            Including sales charges



                        $3.2 Billion       $4.2 Billion

                          12/31/99           12/31/00

PORTFOLIO COMPOSITION

As of 12/31/00, based on total net assets              [THUMBNAIL COVER ARTWORK]

====================================================================================================================================
TOP 10 EQUITY HOLDINGS                                            TOP 10 FIXED-INCOME HOLDINGS
                                                                                                       COUPON   MATURITY   PERCENT
------------------------------------------------------------------------------------------------------------------------------------
 1. Citigroup Inc.                           0.99%                 1. Comverse Technology, Inc.         4.50%    7/1/05      0.92%
 2. EMC Corp.                                0.97                  2. VERITAS Software Corp.            1.86     8/13/06     0.59
 3. Verizon Communications Inc.              0.95                  3. TCI Communications, Inc.          9.80     2/1/12      0.46
 4. American International Group, Inc.       0.89                  4. General Motors Acceptance Corp.   6.85     6/17/04     0.43
 5. Cisco Systems, Inc.                      0.87                  5. NBD Bank N.A.                     8.25    11/1/24      0.41
 6. Univision Communications, Inc. -         0.87                  6. Candescent Technologies Corp.     8.00     5/1/03      0.38
    Class A                                                        7. Citicorp Lease - Class A2         8.04    12/15/19     0.38
 7  Omnicom Group Inc.                       0.86                  8. Honeywell International Inc.      7.50     3/1/10      0.37
 8. SBC Communications, Inc.                 0.84                  9. Continental Cablevision, Inc.     9.50     8/1/13      0.36
 9. Safeway Inc.                             0.80                 10. BSCH Issuances Ltd.               7.63     9/14/10     0.36
10. J.P. Morgan Chase & Co., Inc.            0.80                     (Cayman Islands)

TOP 10 INDUSTRIES
  1. Telephone                               6.85%
  2. Broadcasting (TV, Radio & Cable)        5.85
  3. Financial (Diversified)                 5.37
  4. Natural Gas                             4.51
  5. Computers (Software & Services)         3.82
  6. Investment Banking/Brokerage            3.63
  7. Electric Companies                      3.08
  8. Oil & Gas (Exploration & Production)    2.68
  9. Communications Equipment                2.56
 10. Banks (Major Regional)                  2.28


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================


          See important fund and index disclosures inside front cover.


                                AIM BALANCED FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


                      -------------------------------------

                     BROAD DIVERSIFICATION ACROSS INDUSTRIES

                        AND MARKET-CAPITALIZATION RANGES

                       HELPED THE FUND MAINTAIN STABILITY.

                      -------------------------------------


earnings. Skyrocketing oil prices raised costs for both consumers and businesses, constricting their buying power. All year the euro's weakness made U.S. goods more expensive overseas and depressed earnings for many U.S. multinational corporations. Markets remained unsettled during the month-long uncertainty over the U.S. presidential election. In the fall, a startling proportion of major corporations issued warnings that their earnings would not meet analysts' expectations.
    These interacting concerns culminated in a steep market decline in November. Markets rebounded at indications that the Fed might cut interest rates soon, then sagged again when no rate cut materialized at the Fed's December 19 meeting.

WHAT STEPS DID THE FUND TAKE TO DEAL WITH THESE EVENTS?
The fund maintained its disciplined approach to investing. Capitalizing on the market downturn as a buying opportunity, the fund used its continued strong cash inflows during the second half to acquire additional growth stocks at attractive prices. Broad diversification across industries and market-capitalization ranges helped maintain stability. Among adjustments was an increase in energy holdings, especially in the natural-gas industry. Holdings in financial services were also increased.
    For its fixed-income portfolio, the fund selects higher-quality bonds (with an average quality rating of A) with intermediate maturities to reduce volatility. The fund also holds down the average duration of its bond portfolio to reduce its sensitivity to interest-rate swings.

WHAT WERE SOME TOP HOLDINGS OF THE FUND?

o Citigroup provides banking, insurance and investment services to consumer and corporate customers.
o   EMC makes hardware and software for information storage and protection.
o Telecommunications firm Verizon was formed by the merger of Bell Atlantic and GTE.
o American International Group (AIG) has general and life insurance operations.
o   Omnicom provides advertising, marketing and public-relations services.
o   Safeway operates retail supermarkets.

WHAT WERE CONDITIONS LIKE AS THE FISCAL YEAR CLOSED ON DECEMBER 31?
The situation was mixed. Late in 2000, markets were roiled by a string of corporate warnings about earnings and revenue expectations. Many believe earnings may continue to disappoint for the next six to eight months, as capital expenditures and consumer spending may slow or decline.
    On the other hand, toward the close of the fiscal year, the Fed indicated that its bias had changed from warding off inflation to warding off recession, signaling the possibility of rate cuts aimed at stimulating the economy. Historically, declining interest rates bode well for stocks. Though the economy had slowed from its previous strong pace, unemployment remained at its lowest level in decades and inflation continued to be quite low. Prices of many stocks had been brought to much more reasonable levels by the steep downturn in equity markets during the last quarter of 2000, a potential buying opportunity.
    Given the level of uncertainty surrounding short-term economic trends, we can expect market volatility to continue and thus regard this as an environment in which investors would be well advised to maintain a long-term investment perspective.
[ART WORK]
PORTFOLIO COMPOSITION BY INVESTMENT
(pie chart)
COMMON STOCK 48.91%
CORPORATE BONDS  29.77%
GOVERNMENT BONDS 9.20%
CASH & OTHER 7.02%
CONVERTIBLE BONDS 2.16%
GOVERNMENT AGENCY 1.58%
CONVERTIBLE PREFERRED 0.78%
PREFERRED STOCK 0.58%


                     -------------------------------------

READ THIS REPORT ONLINE!
A new service is available--electronic delivery of fund reports and prospectuses. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."

                     -------------------------------------



          See important fund and index disclosures inside front cover.

                                AIM BALANCED FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM BALANCED FUND VS. BENCHMARK INDEXES

12/31/90-12/31/00
in thousands
================================================================================
Date             AIM Balanced Fund       S&P 500           Lipper Balanced
                   Class A Shares         Index               Fund Index
--------------------------------------------------------------------------------
1/1/95                $ 9,525            $10,000               $10,000
03/31/1991             11,133             11,450                11,041
06/30/1991             11,287             11,422                11,071
09/30/1991             12,197             12,032                11,772
12/31/1991             13,618             13,040                12,584
03/31/1992             13,437             12,711                12,436
06/30/1992             12,883             12,952                12,636
09/30/1992             13,459             13,361                13,035
12/31/1992             14,931             14,033                13,524
03/31/1993             15,462             14,646                14,160
06/30/1993             16,208             14,715                14,449
09/30/1993             17,460             15,095                14,977
12/31/1993             17,253             15,445                15,139
03/31/1994             16,596             14,862                14,678
06/30/1994             16,236             14,923                14,566
09/30/1994             16,590             15,651                14,993
12/31/1994             16,314             15,647                14,830
03/31/1995             17,331             17,169                15,724
06/30/1995             19,214             18,805                16,825
09/30/1995             20,896             20,298                17,728
12/31/1995             22,020             21,519                18,520
03/31/1996             22,829             22,673                18,936
06/30/1996             24,002             23,687                19,319
09/30/1996             25,096             24,417                19,829
12/31/1996             26,255             26,451                20,939
03/31/1997             25,815             27,162                21,035
06/30/1997             29,217             31,899                23,303
09/30/1997             32,507             34,284                24,803
12/31/1997             32,670             35,270                25,191
03/31/1998             35,472             40,186                27,184
06/30/1998             35,553             41,518                27,597
09/30/1998             32,378             37,395                25,999
12/31/1998             36,734             45,351                28,991
03/31/1999             37,630             47,608                29,458
06/30/1999             38,575             50,954                30,782
09/30/1999             37,625             47,776                29,507
12/31/1999             43,731             54,880                31,599
03/31/2000             46,447             56,141                32,542
06/30/2000             44,557             54,647                32,152
09/30/2000             45,234             54,118                32,792
12/31/2000            $41,898            $49,888               $32,360

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to those indexes over the period 12/31/90--12/31/00. It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is unmanaged, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. An index of funds such as the Lipper Balanced Fund Index includes a number of mutual funds grouped by investment objective or style. Each of the funds represented in the Lipper Balanced Fund Index interprets that objective differently, and each employs a different management approach and investment strategy.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/00, including sales charges
================================================================================
CLASS A SHARES
10 years                           15.40%
5 years                            12.62
1 year                             -8.76*
* -4.21% excluding sales charges

CLASS B SHARES
Inception (10/18/93)               11.72%
5 years                            12.57
1 year                             -9.53*
* -4.93% excluding CDSC

CLASS C SHARES
Inception (8/4/97)                  8.28%
1 year                             -5.85*
* -4.93% excluding CDSC

================================================================================

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

                                AIM BALANCED FUND

                        ANNUAL REPORT / FOR CONSIDERATION


AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.

For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

[ARTWORK]

                         A I M Capital Management, Inc.
                           o A I M Distributors, Inc.
               o The AIM Family of Funds--Registered Trademark--
                       o AMVESCAP National Trust Company


                                AIM BALANCED FUND

                        ANNUAL REPORT / FOR CONSIDERATION


PROTECT YOUR NEST EGG WITH
FOUR TAX-TRIMMING STRATEGIES

Are taxes pecking away at your nest egg? There are ways to protect the funds you've carefully set aside for your life's goals--retirement, college for your children and grandchildren, a house or a dream vacation.

IRAs: DEFER, DEDUCT TAXES
One of the best ways to protect your income (and maybe even receive a tax deduction) is to contribute to a Traditional or Roth IRA. Setting up and managing an IRA is simple. For more information, please ask your financial consultant or visit AIM's Web site at www.aimfunds.com.
    To be eligible to make a Traditional IRA contribution, you must be under 70 1/2 and have earned income, or be a non-working spouse.
    If you don't have a pension plan at work, you can deduct up to $2,000 for the maximum allowable yearly IRA contribution. If you're covered by a plan at work, you may still qualify for a full or partial deduction. A married couple with one wage-earner can contribute up to $4,000 (up to $2,000 each) in two IRA accounts. This can help cut your tax bill significantly. For example, if you're in the 15% tax bracket, putting that $4,000 into IRAs can save you $600 in taxes. Even if your contribution is not tax-deductible, it still may be worthwhile to invest in an IRA. Contributions to Traditional IRAs grow tax-deferred until withdrawn.
    The Roth IRA provides another option for individuals with earned income below $110,000 for single filers ($160,000 for couples filing jointly). With a Roth IRA, you make after-tax contributions to your account. Withdrawals from the account are tax-free if the account has been open five years and one of the following conditions applies:

o   The account holder is at least 59 1/2;
o The account holder is buying a home for the first time ($10,000 lifetime maximum);
o   The account holder has become disabled; or
o   The account holder has died.

    AIM's Web site (www.aimfunds.com) offers a Roth IRA Analyzer and a Roth Rollover Calculator.
    Another IRA option allows you to save for a child's college education. The Education IRA allows you to contribute $500 after taxes each year to a special account set up in a child's name.

EMPLOYER PLANS OFFER TAX HELP
Other ways of reducing your tax bill include putting some of your earnings in retirement plans that may be offered by your employer. These include the popular 401(k) and 403(b) plans. 403(b) plans are specifically for employees of public educational institutions such as school systems, universities and medical schools,


                     -------------------------------------

                    THE EARLY BIRD MAY HATCH THE BIGGEST EGG

Whether you're contributing to an IRA or any other investment, the earlier you start, the better. The reason is simple: compounding. Reinvesting your distributions allows your earnings to grow over time. Here are some examples:

o STARTING AT 25, SUSAN CONTRIBUTED $2,000 A YEAR to her IRA for 10 years--a total of $20,000--and then allowed the investment to accrue until she turned
    65. She ended up with $611,815 for her retirement.

o BILL STARTED INVESTING AT 35. He contributed $2,000 a year to his IRA for 15 years--a total of $30,000--and then allowed the investment to accrue until he turned 65. He had $291,987 for retirement.

o KATE WAITED UNTIL SHE WAS 45 TO START INVESTING FOR RETIREMENT. She contributed $2,000 a year to her IRA for 20 years--a total of $40,000--and ended up with only $126,005.

   Even though Susan initially contributed the least amount of money to her IRA for the shortest period of time, she ended up with more money at retirement than Bill or Kate because of the power of compounding over time.

                            CHICKEN/NEST EGG ARTWORK
                                 AND LINE CHART

                                         (continued)
25 yr old     35 yr old     45 yr old     25 yr old     35 yr old     45 yr old
$  2,200                                  $100,037      $ 40,769      $  2,200
   4,620                                   110,041        47,045         4,620
   7,282                                   121,045        53,950         7,282
  10,210                                   133,149        61,545        10,210
  13,431                                   146,464        69,899        13,431
  16,974                                   161,110        76,889        16,974
  20,872                                   177,222        84,578        20,872
  25,159                                   194,944        93,036        25,159
  29,875                                   214,438       102,340        29,875
  35,062                                   235,882       112,574        35,062
  38,569         2,200                     259,470       123,831        40,769
  42,425         4,620                     285,417       136,214        47,045
  46,668         7,282                     313,959       149,836        53,950
  51,335        10,210                     345,355       164,819        61,545
  56,468        13,431                     379,890       181,301        69,899
  62,115        16,974                     417,879       199,431        79,089
  68,327        20,872                     459,667       219,374        89,198
  75,159        25,159                     505,634       241,312       100,318
  82,675        29,875                     556,197       265,443       112,550
  90,943        35,062                     611,817       291,987       126,005
                                           672,998       321,186       140,805

SUSAN               BILL                KATE
$611,815            $291,987            $126,005

Please keep in mind that this is a hypothetical example and not indicative of the performance of any investment, IRA or AIM fund. Results are based on an average annual total return of 10%. Your actual return is not likely to be constant from year to year, and there is no guarantee that a specific rate of return will be achieved. Source: Towers Data Systems HYPO--Registered Trademark--.

                     -------------------------------------

                                AIM BALANCED FUND

                        ANNUAL REPORT / FOR CONSIDERATION


                     -------------------------------------

                        IS TAX-EXEMPT INVESTING FOR YOU?

o   Has your federal income tax bill gone up in the past few years?

o   Do your investments provide a significant amount of your income?

o   Do you depend on income from investments to cover current expenses?

o Are you reinvesting your distributions for long-term growth and paying taxes on those distributions?

o Do you contribute the maximum possible to retirement plans offered by your employer?

If you answered yes to any of these questions, ask your financial consultant about tax-exempt investing.

                     -------------------------------------


plus members of 501(c)3 organizations, such as museums, research foundations and religious institutions.
    Contributing to one of these plans can reduce the portion of your income that is subject to federal taxes. For example, if you make $55,000 annually and contribute $5,000 of that to your employer-sponsored retirement plan, you will reduce your taxable income by $5,000. In addition, your employer may match part of your contributions, adding extra impact.

ANNUITIES: ANOTHER OPTION
Have you contributed the maximum amount to your retirement plan? If so, annuities offer another way to grow assets tax-deferred. Offered by life insurance companies, annuities allow you to contribute as much and as often as you like. The larger your annual investments, the more you benefit from tax-deferred compounding. And an annuity includes a guaranteed benefit in case of your death.
    NOTE: With Traditional IRAs, annuities and employer-sponsored plans, payment of taxes on the growth of your investment is deferred until you withdraw it after retirement. At that point income taxes become due, but you could be in a lower tax bracket. There may be tax penalties for withdrawals made before 59 1/2.

MUNI BONDS: DELETING TAXES
Municipal-bond funds generally are exempt from federal income taxes. If you think they're just for the very wealthy, you may want to reconsider. If you are in the 28% tax bracket or above, municipal-bond funds may have a place in your portfolio. They can provide you with a steady stream of current income.
    When you take into consideration the federal tax-exempt status of municipal bonds--and the mutual funds that invest in them--their yields are compelling. The chart below shows how tax-exempt yields compare with taxable-equivalent yields.
    This discussion does not constitute tax advice. Please discuss your situation with your financial advisor and your tax advisor. They can help you choose investments that suit your risk tolerance, financial goals and current circumstances.


                     -------------------------------------

                             COMPARING YIELDS SHOWS
                         APPEAL OF TAX-EXEMPT INVESTING

Depending on your income bracket, a tax-exempt bond fund may be more advantageous than a taxable fund. The table shows how the yield on a tax-exempt investment can be as attractive as that of a higher-yielding taxable investment.
    Suppose, for example, you are in the 28% tax bracket and you invest in a municipal-bond fund with a 5% yield. A fund that is subject to federal income taxes would have to have a yield of at least 6.9% to be competitive, as demonstrated in this chart.

                    TAX-EXEMPT VS. TAXABLE-EQUIVALENT YIELD
                       at 2000 federal income tax rates*

                          MARGINAL              TAX-EXEMPT YIELD
TAXABLE INCOME             INCOME         5%           6%           7%
(JOINT RETURN)             TAX RATE      TAXABLE-EQUIVALENT YIELD
--------------------------------------------------------------------------
 $0-$43,850                15%           5.9%         7.1%         8.2%
--------------------------------------------------------------------------
$43,851-$105,950           28            6.9          8.3          9.7
--------------------------------------------------------------------------
$105,951-$161,450          31            7.2          8.7         10.1
--------------------------------------------------------------------------
$161,451-$288,350          36            7.8          9.4         10.9
--------------------------------------------------------------------------
MORE THAN $288,350         39.6          8.3          9.9         11.6
--------------------------------------------------------------------------

This chart is for illustrative purposes only and is not intended to project the performance of any AIM fund. *A portion of distributions from a federally tax-exempt investment may be subject to state income taxes or the alternative minimum tax.

                     -------------------------------------

                               AIM BALANCED FUND

SCHEDULE OF INVESTMENTS
December 31, 2000

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
U.S. DOLLAR DENOMINATED BONDS &
  NOTES-31.07%

AIRLINES-0.62%

Airplanes Pass Through
  Trust-Series D, Gtd. Sub. Euro
  Bonds, 10.88%, 03/15/19         $    493,850   $      365,274
---------------------------------------------------------------
America West Airlines,
  Inc.-Series C, Pass Through
  Ctfs., 6.86%, 07/02/04             2,960,396        2,901,632
---------------------------------------------------------------
American Airlines-Series 87-A,
  Equipment Trust Inc. Ctfs.,
  9.90%, 01/15/11                    2,955,000        3,451,499
---------------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 10.38%, 12/15/22             2,300,000        2,411,067
---------------------------------------------------------------
  Unsec. Notes, 7.90%, 12/15/09      9,150,000        8,799,006
---------------------------------------------------------------
Northwest Airlines Inc.-Series
  971B, Pass Through Ctfs.,
  7.25%, 07/02/14                    4,267,877        3,968,080
---------------------------------------------------------------
United Air Lines, Inc.-Series
  95A2, Pass Through Ctfs.,
  9.56%, 10/19/18                    3,750,000        4,130,587
===============================================================
                                                     26,027,145
===============================================================

AUTOMOBILES-0.37%

DaimlerChrysler N.A. Holding
  Corp., Gtd., Notes, 8.00%,
  06/15/10                           5,400,000        5,458,914
---------------------------------------------------------------
  Unsec. Notes, 7.40%, 01/20/05      5,750,000        5,792,147
---------------------------------------------------------------
  Rocs Series CHR-1998-1,
    Collateral Trust, 6.50%,
    08/01/18                         4,680,379        4,361,902
===============================================================
                                                     15,612,963
===============================================================

BANKS (MAJOR REGIONAL)-1.88%

BankBoston N.A., Unsec. Sub.
  Notes, 7.00%, 09/15/07             8,150,000        8,175,509
---------------------------------------------------------------
BB&T Corp., RAPS Sub. Notes,
  6.38%, 06/30/05                   11,570,000       11,207,512
---------------------------------------------------------------
Crestar Financial Corp., Sub.
  Notes, 8.75%, 11/15/04             3,750,000        4,018,125
---------------------------------------------------------------
Deutsche Bank Luxembourg
  (Luxembourg), Yankee Bonds,
  6.83%, 12/28/07(a)                 8,000,000        7,409,720
---------------------------------------------------------------
HSBC Capital Funding L.P., VRD
  Gtd. Bonds, 10.18%, 12/29/49
  (Acquired 08/24/00; Cost
  $9,602,932)(b)                     8,600,000        9,916,755
---------------------------------------------------------------
Midland Bank PLC (United
  Kingdom), Unsec. Sub. Yankee
  Notes, 7.65%, 05/01/25             2,105,000        2,179,896
---------------------------------------------------------------
NCNB Corp., Sub Notes, 9.38%,
  09/15/09                           2,700,000        3,081,024
---------------------------------------------------------------
  10.20%, 07/15/15                   7,050,000        8,447,098
---------------------------------------------------------------
Regions Financial Corp., Putable
  Sub. Notes, 7.75%, 09/15/24        6,300,000        6,534,234
---------------------------------------------------------------
Republic New York Corp., Sub.,
  Deb., 9.50%, 04/15/14              5,400,000        6,304,878
---------------------------------------------------------------
  Notes, 9.70%, 02/01/09             3,800,000        4,333,140
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
BANKS (MAJOR REGIONAL)-(CONTINUED)

Skandinaviska Enskilda Banken
  (Sweden), Sub. Yankee Notes,
  6.88%, 02/15/09                 $  8,500,000   $    8,081,630
===============================================================
                                                     79,689,521
===============================================================

BANKS (MONEY CENTER)-0.99%

BSCH Issuances Ltd. (Cayman
  Islands), Gtd. Sub. Yankee
  Bonds, 7.63%, 09/14/10            15,000,000       15,244,200
---------------------------------------------------------------
First Union Corp., Putable
  Unsec. Sub. Deb.,
  6.55%, 10/15/35                    9,680,000        9,461,813
---------------------------------------------------------------
  7.50%, 04/15/35                    3,300,000        3,344,649
---------------------------------------------------------------
MBNA America Bank N.A., Sr.
  Notes, 7.75%, 09/15/05             6,350,000        6,435,153
---------------------------------------------------------------
Santander Financial Issuances
  Ltd. (Cayman Islands), Unsec.
  Gtd. Sub. Yankee Notes, 7.25%,
  11/01/15                           5,000,000        4,688,000
---------------------------------------------------------------
Sanwa Finance Aruba AEC (Aruba),
  Gtd. Unsec. Sub. Notes, 8.35%,
  07/15/09                           2,550,000        2,666,724
===============================================================
                                                     41,840,539
===============================================================

BANKS (REGIONAL)-1.55%

Bank of Tokyo-Mitsubishi Ltd.
  (The) (Japan), Sr. Sub. Yankee
  Notes, 8.40%, 04/15/10             1,700,000        1,814,395
---------------------------------------------------------------
Bank United-Series A, Medium
  Term Notes, 8.00%, 03/15/09        4,050,000        4,080,658
---------------------------------------------------------------
Banponce Trust I-Series A, Gtd.
  Notes, 8.33%, 02/01/27             5,960,000        5,301,837
---------------------------------------------------------------
Mercantile Bancorp. Inc., Jr.
  Unsec. Sub. Notes, 7.30%,
  06/15/07                          10,405,000       10,624,754
---------------------------------------------------------------
NBD Bank N.A. Michigan, Putable
  Unsec. Sub. Deb., 8.25%,
  11/01/24                          16,150,000       17,393,227
---------------------------------------------------------------
Riggs Capital Trust II-Series C,
  Gtd. Sec. Bonds, 8.88%,
  03/15/27                           9,550,000        6,091,658
---------------------------------------------------------------
Union Planters Bank N.A., Unsec.
  Sub. Notes, 6.50%, 03/15/08        6,000,000        5,502,120
---------------------------------------------------------------
Union Planters Capital Trust,
  Gtd. Bonds, 8.20%, 12/15/26        5,200,000        4,460,716
---------------------------------------------------------------
US Bancorp, Sub. Deb., 7.50%,
  06/01/26                          10,000,000       10,247,400
===============================================================
                                                     65,516,765
===============================================================

BROADCASTING (TELEVISION, RADIO
  & CABLE)-3.36%

AT&T Corp., Gtd. Bonds, 9.65%,
  03/31/27                          10,400,000       11,234,184
---------------------------------------------------------------
AT&T Corp.-Liberty Media Corp.,
  Sr. Unsec., Bonds, 7.88%,
  07/15/09                           2,150,000        2,117,922
---------------------------------------------------------------
  Deb., 8.25%, 02/01/30              7,750,000        7,106,052
---------------------------------------------------------------
British Sky Broadcasting Group
  PLC (United Kingdom), Sr.
  Unsec. Gtd. Yankee Notes,
  8.20%, 07/15/09                   14,370,000       13,635,262
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
BROADCASTING (TELEVISION, RADIO &
  CABLE)-(CONTINUED)

Clear Channel Communications,
  Inc., Unsec. Deb., 7.25%,
  10/15/27                        $ 11,055,000   $    9,958,676
---------------------------------------------------------------
Comcast Cable Communications,
  Unsec. Unsub. Notes, 8.50%,
  05/01/27                          10,275,000       11,228,725
---------------------------------------------------------------
Continental Cablevision, Inc.,
  Sr. Deb., 9.50%, 08/01/13         14,000,000       15,373,540
---------------------------------------------------------------
Cox Enterprises, Inc., Notes,
  8.00%, 02/15/07 (Acquired
  02/16/00-03/23/00; Cost
  $6,530,542)(b)                     6,550,000        6,744,404
---------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec.,
  Deb., 7.88%, 02/15/18              7,100,000        6,705,524
---------------------------------------------------------------
  Notes, 7.88%, 12/15/07            12,730,000       12,869,139
---------------------------------------------------------------
  Series B, Notes, 8.13%,
    07/15/09                         8,300,000        8,526,756
---------------------------------------------------------------
Lenfest Communications, Inc.,
  Sr. Unsec., Notes, 8.38%,
  11/01/05                           7,400,000        7,936,648
---------------------------------------------------------------
Sub. Notes, 8.25%, 02/15/08
  (Acquired 11/17/99-02/25/00;
  Cost $2,588,325)(b)                2,550,000        2,657,635
---------------------------------------------------------------
TCA Cable TV, Inc., Sr. Unsec.
  Deb., 6.53%, 02/01/28              4,350,000        4,203,883
---------------------------------------------------------------
TCI Communications, Inc.,
  Sr. Deb., 8.75%, 08/01/15          2,100,000        2,303,637
---------------------------------------------------------------
  Sr. Unsec. Deb., 9.80%,
    02/01/12                        16,650,000       19,479,334
===============================================================
                                                    142,081,321
===============================================================

CHEMICALS-0.31%

Airgas, Inc., Medium Term Notes,
  7.14%, 03/08/04                    6,700,000        6,163,263
---------------------------------------------------------------
Union Carbide Corp., Deb.,
  6.79%, 06/01/25                    6,750,000        6,819,862
===============================================================
                                                     12,983,125
===============================================================

COMMUNICATIONS EQUIPMENT-1.13%

Comverse Technology, Inc., Conv.
  Unsec. Sub. Deb., 4.50%,
  07/01/05                           7,700,000       39,125,625
---------------------------------------------------------------
Corning Inc., Sr. Conv. Unsec.
  Deb., 2.07%, 11/08/15(c)          12,000,000        8,565,000
===============================================================
                                                     47,690,625
===============================================================

COMPUTERS (HARDWARE)-0.38%

Candescent Technologies Corp.,
  Sr. Conv. Unsec. Gtd. Sub.
  Deb., 8.00%, 05/01/03
  (Acquired 04/17/98-08/31/00;
  Cost $18,727,750)(b)(d)           22,262,000       16,251,260
===============================================================

COMPUTERS (SOFTWARE & SERVICES)-0.59%

VERITAS Software Corp., Conv.
  Unsec. Disc. Notes, 1.86%,
  08/13/06(e)                       10,000,000       24,950,000
===============================================================

CONSUMER FINANCE-1.72%

American General Finance Corp.,
  Sr. Putable Notes, 8.45%,
  10/15/09                          10,900,000       11,859,745
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
CONSUMER FINANCE-(CONTINUED)

Capital One Financial Corp.,
  Unsec. Notes, 6.63%, 06/01/15   $  2,000,000   $    2,005,860
---------------------------------------------------------------
  7.25%, 05/01/06                   10,790,000       10,074,515
---------------------------------------------------------------
  7.88%, 02/01/25                    5,865,000        6,174,379
---------------------------------------------------------------
General Motors Acceptance Corp.,
  Notes, 6.85%, 06/17/04            18,160,000       18,328,343
---------------------------------------------------------------
  Putable Notes, 9.00%,
    10/15/02(e)                      4,175,000        4,355,569
---------------------------------------------------------------
Household Finance Corp.,
  Sr. Unsec. Notes, 6.88%,
  03/01/07                           5,450,000        5,370,266
---------------------------------------------------------------
  Unsec. Notes, 8.00%, 07/15/10      5,850,000        6,187,077
---------------------------------------------------------------
MBNA Capital-Series A, Gtd.
  Bonds, 8.28%, 12/01/26            10,110,000        8,422,338
===============================================================
                                                     72,778,092
===============================================================

ELECTRIC COMPANIES-2.65%

Arizona Public Service Co.,
  Unsec. Notes, 6.25%, 01/15/05      5,000,000        4,913,200
---------------------------------------------------------------
CILCORP, Inc., Sr. Unsec. Bonds,
  9.38%, 10/15/29                    9,000,000        9,995,760
---------------------------------------------------------------
Cleveland Electric Illuminating
  Co. (The), First Mortgage
  Bonds, 6.86%, 10/01/08             6,080,000        6,004,426
---------------------------------------------------------------
  Series D, Sr. Sec. Notes,
    7.88%, 11/01/17                  7,300,000        7,412,055
---------------------------------------------------------------
CMS Energy Corp., Sr. Unsec.
  Notes, 8.13%, 05/15/02             4,950,000        4,928,418
---------------------------------------------------------------
El Paso Electric Co.,
  Series D, Sec. First Mortgage
    Bonds, 8.90%, 02/01/06           7,550,000        8,146,676
---------------------------------------------------------------
  Series E, Sec. First Mortgage
    Bonds, 9.40%, 05/01/11           5,438,000        5,908,006
---------------------------------------------------------------
Empire District Electric Co.
  (The), Sr. Notes, 7.70%,
  11/15/04                           8,550,000        8,883,877
---------------------------------------------------------------
Indiana Michigan Power Co.-Series F,
  Sec. Lease Obligation Bonds,
  9.82%, 12/07/22                    4,469,652        5,074,172
---------------------------------------------------------------
Niagara Mohawk Power Corp.-Series H,
  Sr. Unsec. Disc. Notes, 8.50%,
  07/01/10(e)                       11,000,000        9,520,280
---------------------------------------------------------------
Public Service Company of New
  Mexico-Series A, Sr. Unsec.
  Notes, 7.10%, 08/01/05             7,850,000        7,606,022
---------------------------------------------------------------
Southern Energy, Inc., Sr.
  Notes, 7.90%, 07/15/09
  (Acquired 12/03/99-02/11/00;
  Cost $4,101,691)(b)                4,225,000        4,237,548
---------------------------------------------------------------
Texas-New Mexico Power Co., Sr.
  Sec. Notes, 6.25%, 01/15/09        5,800,000        5,346,208
---------------------------------------------------------------
Unicom Corp.-Series 94, First
  Mortgage Notes, 7.50%,
  07/01/13                           9,300,000        9,697,017
---------------------------------------------------------------
UtiliCorp United Inc., Sr.
  Unsec. Putable Notes, 6.70%,
  10/15/06                           6,350,000        6,314,694
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
ELECTRIC COMPANIES-(CONTINUED)

Western Resources, Inc., Sr.
  Unsec. Putable Notes,
  6.25%, 08/15/03                 $  1,575,000   $    1,496,486
---------------------------------------------------------------
  7.13%, 08/01/09                    7,000,000        6,451,970
===============================================================
                                                    111,936,815
===============================================================

ELECTRICAL EQUIPMENT-0.31%

General Electric Capital
  Corp.-Series A, Medium Term
  Notes, 6.70%, 10/01/02            12,800,000       12,970,240
===============================================================

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.09%

Israel Electric Corp. Ltd.
  (Israel), Yankee Deb., 7.75%,
  12/15/27(a)                        4,350,000        3,870,847
===============================================================

ENTERTAINMENT-0.75%

Time Warner Inc., Sr. Unsec.
  Gtd. Deb., 7.57%, 02/01/24        10,715,000       10,715,321
---------------------------------------------------------------
  Unsec. Deb., 8.05%, 01/15/16       6,500,000        6,811,090
---------------------------------------------------------------
  Unsec. Deb., 9.13%, 01/15/13       5,420,000        6,288,663
---------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23       6,850,000        7,959,084
===============================================================
                                                     31,774,158
===============================================================

FINANCIAL (DIVERSIFIED)-2.82%

AIG SunAmerica Global Financing I,
  Sr. Unsec. Unsub. Notes,
  7.40%, 05/05/03 (Acquired
  10/17/00; Cost $11,790,356)(b)    11,600,000       11,941,272
---------------------------------------------------------------
AIG SunAmerica Global Financing
  II, Sr. Sec. Notes, 7.60%,
  06/15/05 (Acquired 06/08/00;
  Cost $9,100,000)(b)                9,100,000        9,614,605
---------------------------------------------------------------
Associates Corp. of North America,
  Sr. Deb., 6.95%, 11/01/18          3,900,000        3,689,127
---------------------------------------------------------------
Beaver Valley II Funding Corp.,
  Sec. Lease Obligations Deb.,
  9.00%, 06/01/17                   12,500,000       13,731,625
---------------------------------------------------------------
CIT Group, Inc. (The), Sr.
  Medium Term Notes, 5.91%,
  11/23/05                           8,100,000        7,669,242
---------------------------------------------------------------
Citicorp Lease-Class A2, Series
  1999-1, Pass Through Ctfs.,
  8.04%, 12/15/19 (Acquired
  06/01/00-09/19/00; Cost
  $15,549,112)(b)                   15,600,000       15,881,424
---------------------------------------------------------------
Citigroup Inc.,
  Deb., 6.63%, 01/15/28              7,700,000        6,871,018
---------------------------------------------------------------
  Unsec. Sub. Notes, 7.25%,
    10/01/10                         6,955,000        7,202,389
---------------------------------------------------------------
Dow Capital B.V. (Netherlands),
  Gtd. Yankee Deb., 9.20%,
  06/01/10                          10,250,000       11,748,653
---------------------------------------------------------------
Ford Holdings, Inc., Unsec.
  Unsub. Gtd. Deb., 9.30%,
  03/01/30                           6,000,000        6,828,300
---------------------------------------------------------------
Heller Financial, Inc., Sr.
  Unsec. Notes, 8.00%, 06/15/05      5,780,000        5,988,774
---------------------------------------------------------------
Hutchison Delta Finance Ltd.-Series
  REGS (Cayman Islands), Conv. Gtd.
  Unsec. Euro Notes, 7.00%, 11/08/02 2,250,000        2,694,375
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)

Pinnacle Partners, Sr. Notes,
  8.83%, 08/15/04 (Acquired
  08/02/00; Cost $7,000,000)(b)   $  7,000,000   $    7,243,810
---------------------------------------------------------------
Source One Mortgage Services
  Corp., Deb., 9.00%, 06/01/12       5,700,000        6,555,160
---------------------------------------------------------------
Sun Canada Financial Co., Gtd.
  Sub. Notes, 6.63%, 12/15/07
  (Acquired 10/14/99; Cost
  $1,402,095)(b)                     1,500,000        1,495,316
===============================================================
                                                    119,155,090
===============================================================

FOODS-0.58%

ConAgra, Inc., Sr. Putable
  Notes, 6.70%, 08/01/27             7,500,000        7,459,500
---------------------------------------------------------------
ConAgra, Inc., Sr. Unsec.
  Putable Notes, 7.13%, 10/01/26    12,755,000       13,091,349
---------------------------------------------------------------
Grand Metropolitan Investment
  Corp, Gtd. Bonds, 7.45%,
  04/15/35                           4,000,000        4,186,600
===============================================================
                                                     24,737,449
===============================================================

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.15%

Procter & Gamble Co. (The),
  Putable Deb., 8.00%, 09/01/24      5,650,000        6,456,538
===============================================================

INSURANCE (LIFE/HEALTH)-0.27%

Torchmark Corp., Notes, 7.38%,
  08/01/13                           3,000,000        2,844,030
---------------------------------------------------------------
  7.88%, 05/15/23                    9,200,000        8,417,264
===============================================================
                                                     11,261,294
===============================================================

INSURANCE (PROPERTY-CASUALTY)-0.39%

GE Global Insurance Holdings
  Corp., Unsec. Notes,
  7.75%, 06/15/30                    7,000,000        7,450,730
---------------------------------------------------------------
Terra Nova Insurance PLC (United
  Kingdom), Sr. Unsec. Gtd.
  Yankee Notes,
  7.00%, 05/15/08                    2,350,000        2,278,231
---------------------------------------------------------------
  7.20%, 08/15/07                    7,000,000        6,876,170
===============================================================
                                                     16,605,131
===============================================================

INVESTMENT BANKING/BROKERAGE-1.00%

Bear Stearns Cos., Inc., Notes,
  7.80%, 08/15/07                    6,450,000        6,645,306
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.63%,
    12/07/09                         4,280,000        4,349,422
---------------------------------------------------------------
Lehman Brothers Holdings Inc.,
  Bonds, 7.88%, 08/15/10             4,250,000        4,391,143
---------------------------------------------------------------
  Putable Sr. Notes, 8.80%,
    03/01/15                         9,855,000       10,692,774
---------------------------------------------------------------
  Unsec. Notes, 8.50%, 08/01/15      9,460,000       10,033,276
---------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub.
  Notes, 7.38%, 01/15/07             3,485,000        3,512,532
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
INVESTMENT BANKING/BROKERAGE-(CONTINUED)

Merrill Lynch & Co., Inc.,
  Unsec. Notes, 6.88%, 11/15/18   $  2,650,000   $    2,484,799
===============================================================
                                                     42,109,252
===============================================================

MANUFACTURING (DIVERSIFIED)-0.37%

Honeywell International Inc.,
  Unsec. Unsub. Notes, 7.50%,
  03/01/10                          14,500,000       15,710,170
===============================================================

NATURAL GAS-2.31%

CMS Panhandle Holding Co., Sr.
  Notes, 6.13%, 03/15/04             6,600,000        6,447,342
---------------------------------------------------------------
Coastal Corp. (The), Sr. Putable
  Unsec. Deb., 6.70%, 02/15/27       9,675,000        9,609,597
---------------------------------------------------------------
Ferrellgas Partners L.P.,-Series
  B, Sr. Sec. Gtd. Notes, 9.38%,
  06/15/06                           4,950,000        4,628,250
---------------------------------------------------------------
Kinder Morgan Energy Partners,
  L.P., Sr. Unsec. Notes, 6.30%,
  02/01/09                           8,400,000        8,060,976
---------------------------------------------------------------
Kinder Morgan, Inc., Unsec.
  Deb., 7.35%, 08/01/26              7,800,000        8,080,722
---------------------------------------------------------------
KN Capital Trust I-Series B,
  Unsec. Gtd. Bonds, 8.56%,
  04/15/27                           6,250,000        5,858,563
---------------------------------------------------------------
National Fuel Gas Co.-Series D,
  Medium Term Notes, 6.30%,
  05/27/08                           8,600,000        8,215,322
---------------------------------------------------------------
Northern Border Partners,
  L.P.-Series A, Sr. Gtd. Unsec.
  Unsub. Notes, 8.88%, 06/15/10     11,700,000       12,727,845
---------------------------------------------------------------
Nova Gas Transmission Ltd.
  (Canada), Yankee Deb., 8.50%,
  12/15/12                           5,015,000        5,615,797
---------------------------------------------------------------
Panhandle Eastern Pipe Line,
  Notes, 7.88%, 08/15/04             1,500,000        1,536,930
---------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes,
  7.63%, 07/15/11                    5,515,000        5,773,378
---------------------------------------------------------------
Tennessee Gas Pipeline Co.,
  Unsec. Deb., 7.50%, 04/01/17      12,800,000       12,664,704
---------------------------------------------------------------
Williams Cos., Inc. (The),
  Notes, 7.63%, 07/15/19             8,650,000        8,666,262
===============================================================
                                                     97,885,688
===============================================================

OIL & GAS (DRILLING & EQUIPMENT)-0.30%

NRG Energy, Inc., Sr. Unsec.
  Notes, 7.50%, 06/01/09             5,000,000        4,977,750
---------------------------------------------------------------
Petroleum Geo-Services A.S.A.
  (Norway), Sr. Unsec. Yankee
  Notes, 7.13%, 03/30/28             2,200,000        1,778,612
---------------------------------------------------------------
  Yankee Notes, 7.50%, 03/31/07      5,960,000        5,980,920
===============================================================
                                                     12,737,282
===============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.70%

Anadarko Petroleum Corp., Unsec.
  Deb., 7.73%, 09/15/96              8,250,000        8,616,300
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
OIL & GAS (EXPLORATION &
  PRODUCTION)-(CONTINUED)

Louis Dreyfus Natural Gas Corp.,
  Unsec. Notes, 6.88%, 12/01/07   $  8,300,000   $    8,214,261
---------------------------------------------------------------
ONEOK, Inc., Unsec. Notes,
  7.75%, 08/15/06                    3,100,000        3,225,209
---------------------------------------------------------------
Talisman Energy Inc. (Canada),
  Unsec. Unsub. Yankee Deb.,
  7.13%, 06/01/07                    1,500,000        1,514,580
---------------------------------------------------------------
Union Pacific Resources Group
  Inc., Unsec. Deb., 7.50%,
  10/15/26                           8,100,000        8,255,844
===============================================================
                                                     29,826,194
===============================================================

OIL & GAS (REFINING & MARKETING)-0.21%

Petroleos Mexicanos (Mexico)-
  Series P, Putable Unsec. Unsub.
  Yankee Notes, 9.50%, 09/15/27      8,500,000        8,953,730
===============================================================

OIL (DOMESTIC INTEGRATED)-0.40%

Amerada Hess Corp., Bonds,
  7.88%, 10/01/29                    9,255,000       10,160,324
---------------------------------------------------------------
Occidental Petroleum Corp., Sr.
  Unsec. Notes, 8.45%, 02/15/29      6,150,000        6,795,873
===============================================================
                                                     16,956,197
===============================================================

OIL (INTERNATIONAL INTEGRATED)-0.27%

YPF Sociedad Anonima (Argentina),
  Yankee, Bonds, 9.13%, 02/24/09     4,550,000        4,668,528
---------------------------------------------------------------
  Notes, 8.00%, 02/15/04             6,900,000        6,842,868
===============================================================
                                                     11,511,396
===============================================================

POWER PRODUCERS (INDEPENDENT)-0.36%

AES Corp. (The), Sr. Unsec. Sub.
  Notes, 8.38%, 08/15/07             3,000,000        2,895,000
---------------------------------------------------------------
  10.25%, 07/15/06                   1,800,000        1,867,500
---------------------------------------------------------------
CE Generation LLC, Sr. Sec. Sub.
  Deb., 7.42%, 12/15/18              7,597,200        7,307,367
---------------------------------------------------------------
Kincaid Generation LLC, Sec.
  Bonds, 7.33%, 06/15/20
  (Acquired 04/30/98; Cost
  $3,425,614)(b)                     3,417,174        3,308,815
===============================================================
                                                     15,378,682
===============================================================

PUBLISHING (NEWSPAPERS)-0.41%

News America Holdings, Inc.,
  Putable Notes, 8.45%, 08/01/34     3,325,000        3,452,846
---------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13     8,250,000        8,830,470
---------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Bonds,
    7.43%, 10/01/26                  4,950,000        4,852,683
===============================================================
                                                     17,135,999
===============================================================

RAILROADS-0.24%

Norfolk Southern Corp., Notes,
  7.05%, 05/01/37                   10,000,000       10,170,000
===============================================================

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE

REAL ESTATE INVESTMENT TRUSTS-0.19%

ERP Operating L.P., Unsec.
  Notes, 7.13%, 10/15/17          $  3,250,000   $    2,881,970
---------------------------------------------------------------
Health Care REIT, Inc., Sr.
  Unsec. Notes, 7.63%, 03/15/08      1,150,000          997,246
---------------------------------------------------------------
Spieker Properties, Inc., Unsec.
  Unsub. Deb., 7.35%, 12/01/17       4,600,000        4,288,672
===============================================================
                                                      8,167,888
===============================================================

SAVINGS & LOAN COMPANIES-0.67%

Dime Capital Trust I-Series A,
  Gtd. Bonds, 9.33%, 05/06/27        9,700,000        8,358,393
---------------------------------------------------------------
St. Paul Bancorp, Inc., Sr.
  Unsec. Unsub. Notes, 7.13%,
  02/15/04                           5,500,000        5,473,325
---------------------------------------------------------------
Sovereign Bancorp, Inc., Medium
  Term Sub. Notes, 8.00%,
  03/15/03                           5,330,000        5,141,851
---------------------------------------------------------------
Washington Mutual Capital I,
  Sec. Gtd. Sub. Bonds, 8.38%,
  06/01/27                           4,285,000        3,964,911
---------------------------------------------------------------
Washington Mutual, Inc., Jr.
  Unsec. Sub. Notes, 8.25%,
  04/01/10                           5,000,000        5,271,400
===============================================================
                                                     28,209,880
===============================================================

SOVEREIGN DEBT-0.91%

British Columbia (Province of)
  (Canada), Unsec. Unsub. Yankee
  Notes, 5.38%, 10/29/08             2,750,000        2,635,325
---------------------------------------------------------------
Hydro-Quebec-Series B (Canada),
  Gtd. Medium Term Yankee Notes,
  8.62%, 12/15/11                    5,000,000        5,867,400
---------------------------------------------------------------
Manitoba (Province of)-Series AZ
  (Canada), Putable Yankee Deb.,
  7.75%, 07/17/16                    9,850,000       10,954,875
---------------------------------------------------------------
Newfoundland (Province of)
  (Canada), Yankee Deb., 9.00%,
  06/01/19                           3,960,000        4,674,503
---------------------------------------------------------------
Quebec (Province of) (Canada),
  Unsec. Yankee Deb., 6.50%,
  01/17/06                           4,900,000        5,023,382
---------------------------------------------------------------
  Series A, Medium Term Putable Yankee
  Notes, 7.37%, 03/06/26(e)          9,300,000        9,423,876
===============================================================
                                                     38,579,361
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.20%

Vodafone AirTouch PLC (United
  Kingdom), Unsec. Unsub. Yankee
  Notes, 7.75%, 02/15/10(a)          8,350,000        8,633,065
===============================================================

TELECOMMUNICATIONS (LONG DISTANCE)-0.33%

MCI Communications Corp., Sr.
  Unsec. Putable Deb., 7.13%,
  06/15/27                           2,150,000        2,176,875
---------------------------------------------------------------
Sprint Corp., Putable Deb.,
  9.00%, 10/15/19                    2,200,000        2,309,296
---------------------------------------------------------------
WorldCom, Inc., Notes, 8.00%,
  05/15/06                           9,215,000        9,393,495
===============================================================
                                                     13,879,666
===============================================================

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE

TELEPHONE-0.98%

AT&T Canada Inc. (Canada), Sr.
  Unsec., Sub. Yankee Notes,
  7.63%, 03/15/05                 $ 10,100,000   $   10,076,669
---------------------------------------------------------------
  Yankee Notes 7.65%, 09/15/06       5,200,000        5,169,996
---------------------------------------------------------------
BellSouth Capital Funding,
  Putable Deb., 6.04%, 11/15/26      4,000,000        3,982,240
---------------------------------------------------------------
Deutsche Telekom International
  Finance B.V. (Netherlands),
  Unsec. Unsub. Yankee Bonds,
  8.00%, 06/15/10                    5,930,000        6,053,937
---------------------------------------------------------------
GTE Corp., Unsec. Deb., 6.84%,
  04/15/18                           5,500,000        5,112,635
---------------------------------------------------------------
Koninklijke (Royal) KPN N.V.
  (Netherlands), Sr. Unsec.
  Unsub. Yankee Notes, 7.50%,
  10/01/05(a)                        2,850,000        2,765,042
---------------------------------------------------------------
Qwest Capital Funding Inc.,
  Unsec. Gtd. Notes, 7.90%,
  08/15/10 (Acquired 08/24/00;
  Cost $7,925,438)(b)                7,900,000        8,180,766
===============================================================
                                                     41,341,285
===============================================================

WASTE MANAGEMENT-0.31%

Browning-Ferris Industries,
  Inc., Unsec. Deb., 7.40%,
  09/15/35                           4,170,000        3,023,250
---------------------------------------------------------------
Waste Management, Inc.,
  Putable Unsec. Notes, 7.10%,
    08/01/26                         9,900,000        9,813,672
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.13%,
    12/15/17                           520,000          464,974
===============================================================
                                                     13,301,896
===============================================================
    Total U.S. Dollar
      Denominated Bonds & Notes
      (Cost $1,261,331,197)                       1,314,676,549
===============================================================

                                     SHARES
COMMON STOCKS & OTHER EQUITY
  INTERESTS-48.91%

AEROSPACE/DEFENSE-1.18%

General Dynamics Corp.                 385,000       30,030,000
---------------------------------------------------------------
Northrop Grumman Corp.                 238,000       19,754,000
===============================================================
                                                     49,784,000
===============================================================

BANKS (MAJOR REGIONAL)-0.40%

Bank of New York Co., Inc. (The)       307,000       16,942,562
===============================================================

BANKS (MONEY CENTER)-0.80%

J.P. Morgan Chase & Co.                743,500       33,782,781
===============================================================

BIOTECHNOLOGY-0.75%

Genzyme Corp.(f)                       355,100       31,936,806
===============================================================

BROADCASTING (TELEVISION, RADIO
  & CABLE)-2.43%

Clear Channel Communications, Inc.(f)  333,000       16,129,687
---------------------------------------------------------------
Entravision Communications
  Corp.-Class A(f)                     423,400        7,779,975
---------------------------------------------------------------
General Motors Corp.-Class H(f)        567,000       13,041,000
---------------------------------------------------------------
Hispanic Broadcasting Corp.(f)         565,000       14,407,500
---------------------------------------------------------------
Infinity Broadcasting Corp.
  -Class A(f)                          526,250       14,702,109
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
BROADCASTING (TELEVISION, RADIO & CABLE)-(CONTINUED)

Univision Communications
  Inc.-Class A(f)                 $    895,000   $   36,639,062
===============================================================
                                                    102,699,333
===============================================================

COMMUNICATIONS EQUIPMENT-1.44%

Corning Inc.                           243,900       12,880,969
---------------------------------------------------------------
JDS Uniphase Corp.(f)                  131,000        5,461,062
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)                400,000       17,400,000
---------------------------------------------------------------
Nortel Networks Corp. (Canada)         499,100       16,002,394
---------------------------------------------------------------
Redback Networks Inc.(f)               221,000        9,061,000
===============================================================
                                                     60,805,425
===============================================================

COMPUTERS (HARDWARE)-0.81%

Sun Microsystems, Inc.(f)              898,000       25,031,750
---------------------------------------------------------------
Sycamore Networks, Inc.(f)             250,000        9,312,500
===============================================================
                                                     34,344,250
===============================================================

COMPUTERS (NETWORKING)-1.58%

Cisco Systems, Inc.(f)                 963,000       36,834,750
---------------------------------------------------------------
Juniper Networks, Inc.(f)              165,000       20,800,312
---------------------------------------------------------------
VeriSign, Inc.(f)                      122,500        9,087,969
===============================================================
                                                     66,723,031
===============================================================

COMPUTERS (PERIPHERALS)-1.41%

Brocade Communications Systems,
  Inc.(f)                              201,400       18,491,037
---------------------------------------------------------------
EMC Corp.(f)                           618,000       41,097,000
===============================================================
                                                     59,588,037
===============================================================

COMPUTERS (SOFTWARE & SERVICES)-3.23%

America Online, Inc.(f)                499,200       17,372,160
---------------------------------------------------------------
Ariba, Inc.(f)                         253,000       13,598,750
---------------------------------------------------------------
BEA Systems, Inc.(f)                   306,500       20,631,281
---------------------------------------------------------------
Check Point Software
  Technologies Ltd. (Israel)(f)        187,000       24,976,188
---------------------------------------------------------------
Internet Security Systems, Inc.(f)     251,000       19,687,813
---------------------------------------------------------------
i2 Technologies, Inc.(f)               246,000       13,376,250
---------------------------------------------------------------
Oracle Corp.(f)                        750,000       21,796,875
---------------------------------------------------------------
VERITAS Software Corp.(f)               59,100        5,171,250
===============================================================
                                                    136,610,567
===============================================================

ELECTRIC COMPANIES-0.32%

Southern Co. (The)                     405,900       13,496,175
===============================================================

ELECTRICAL EQUIPMENT-0.74%

General Electric Co.                   650,000       31,159,375
===============================================================

ELECTRONICS (DEFENSE)-0.53%

Raytheon Co.-Class B                   725,000       22,520,313
===============================================================

ELECTRONICS (SEMICONDUCTORS)-2.14%

Analog Devices, Inc.(f)                496,300       25,404,356
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

Intel Corp.                       $    575,000   $   17,393,750
---------------------------------------------------------------
Microchip Technology Inc.(f)           306,000        6,712,875
---------------------------------------------------------------
SDL, Inc.(f)                           140,400       20,805,525
---------------------------------------------------------------
Vitesse Semiconductor Corp.(f)         363,300       20,095,031
===============================================================
                                                     90,411,537
===============================================================

ENGINEERING & CONSTRUCTION-0.45%

Quanta Services, Inc.(f)               588,000       18,926,250
===============================================================

ENTERTAINMENT-0.64%

Time Warner Inc.                       165,000        8,619,600
---------------------------------------------------------------
Viacom Inc.-Class B(f)                 392,119       18,331,563
===============================================================
                                                     26,951,163
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.24%

Applied Materials, Inc.(f)             270,000       10,310,625
===============================================================

FINANCIAL (DIVERSIFIED)-2.55%

American Express Co.                   413,000       22,689,188
---------------------------------------------------------------
Citigroup Inc.                         816,433       41,689,110
---------------------------------------------------------------
Fannie Mae                             134,000       11,624,500
---------------------------------------------------------------
Freddie Mac                            180,000       12,397,500
---------------------------------------------------------------
MGIC Investment Corp.                  292,000       19,691,750
===============================================================
                                                    108,092,048
===============================================================

HEALTH CARE (DIVERSIFIED)-1.11%

Abbott Laboratories                    444,000       21,506,250
---------------------------------------------------------------
American Home Products Corp.           400,000       25,420,000
===============================================================
                                                     46,926,250
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.25%

Medicis Pharmaceutical
  Corp.-Class A(f)                     177,000       10,465,125
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-2.16%

Allergan, Inc.                         200,000       19,362,529
---------------------------------------------------------------
Merck & Co., Inc.                      312,000       29,211,000
---------------------------------------------------------------
Pfizer Inc.                            541,200       24,895,200
---------------------------------------------------------------
Pharmacia Corp.                        296,000       18,056,000
===============================================================
                                                     91,524,729
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.33%

Baxter International, Inc.             302,400       26,705,700
---------------------------------------------------------------
Medtronic, Inc.                        490,000       29,583,750
===============================================================
                                                     56,289,450
===============================================================

INSURANCE (MULTI-LINE)-0.89%

American International Group, Inc.     382,500       37,700,156
===============================================================

                                                     MARKET
                                     SHARES          VALUE

INSURANCE BROKERS-0.78%

Marsh & McLennan Cos., Inc.       $    281,000   $   32,877,000
===============================================================

INVESTMENT BANKING/BROKERAGE-2.63%

Goldman Sachs Group, Inc. (The)        299,000       31,974,313
---------------------------------------------------------------
Merrill Lynch & Co., Inc.              392,000       26,729,500
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.       391,000       30,986,750
---------------------------------------------------------------
Schwab (Charles) Corp. (The)           764,750       21,699,781
===============================================================
                                                    111,390,344
===============================================================

INVESTMENT MANAGEMENT-0.46%

Stilwell Financial, Inc.               493,000       19,442,688
===============================================================

MANUFACTURING (DIVERSIFIED)-0.37%

Tyco International Ltd. (Bermuda)      284,000       15,762,000
===============================================================

NATURAL GAS-2.12%

Dynegy Inc.-Class A                    535,000       29,993,438
---------------------------------------------------------------
Enron Corp.                            356,000       29,592,500
---------------------------------------------------------------
Williams Cos., Inc. (The)              757,000       30,232,688
===============================================================
                                                     89,818,626
===============================================================

OIL & GAS (EXPLORATION & PRODUCTION)-1.32%

Apache Corp.                           468,900       32,852,306
---------------------------------------------------------------
Kerr-McGee Corp.                       344,900       23,086,744
===============================================================
                                                     55,939,050
===============================================================

OIL (INTERNATIONAL INTEGRATED)-1.19%

Exxon Mobil Corp.                      257,700       22,403,794
---------------------------------------------------------------
TotalFinaElf S.A. (France)             187,000       27,815,412
===============================================================
                                                     50,219,206
===============================================================

POWER PRODUCERS (INDEPENDENT)-0.56%

AES Corp. (The)(f)                     430,000       23,811,250
===============================================================

RETAIL (BUILDING SUPPLIES)-0.32%

Home Depot, Inc. (The)                 295,500       13,500,656
===============================================================

RETAIL (FOOD CHAINS)-0.80%

Safeway Inc.(f)                        541,000       33,812,500
===============================================================

RETAIL (GENERAL MERCHANDISE)-0.75%

Target Corp.                           983,200       31,708,200
===============================================================

RETAIL (SPECIALTY)-0.70%

Bed Bath & Beyond Inc.(f)              949,000       21,233,875
---------------------------------------------------------------
Linens 'n Things, Inc.(f)              305,200        8,431,150
===============================================================
                                                     29,665,025
===============================================================

SERVICES (ADVERTISING/MARKETING)-1.31%

Lamar Advertising Co.(f)               500,000       19,296,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (ADVERTISING/MARKETING)-(CONTINUED)

Omnicom Group Inc.                $    437,000   $   36,216,375
===============================================================
                                                     55,513,250
===============================================================

SERVICES (COMPUTER SYSTEMS)-0.17%

Critical Path, Inc.(f)                 241,100        7,413,825
===============================================================

SERVICES (DATA PROCESSING)-0.33%

DST Systems, Inc.(f)                   212,000       14,204,000
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.82%

Amdocs Ltd. (United Kingdom)(f)        451,000       29,878,750
---------------------------------------------------------------
Level 3 Communications, Inc.(f)        269,140        8,831,156
---------------------------------------------------------------
NTT DoCoMo, Inc. (Japan)                   844       14,541,543
---------------------------------------------------------------
Openwave Systems Inc.(f)               290,000       13,901,875
---------------------------------------------------------------
Western Wireless Corp.-Class A(f)      247,300        9,691,069
===============================================================
                                                     76,844,393
===============================================================

TELECOMMUNICATIONS (LONG DISTANCE)-0.13%

Global Crossings Ltd. (Bermuda)(f)     393,852        5,637,007
===============================================================

TELEPHONE-5.77%

BellSouth Corp.                        500,000       20,468,750
---------------------------------------------------------------
Broadwing Inc.(f)                      609,520       13,904,675
---------------------------------------------------------------
Korea Telecom Corp.-ADR (South
  Korea)                               189,796        5,883,676
---------------------------------------------------------------
McLeodUSA, Inc.-Class A(f)           1,371,000       19,365,375
---------------------------------------------------------------
Qwest Communications
  International Inc.(f)                665,000       27,265,000
---------------------------------------------------------------
SBC Communications Inc.                744,000       35,526,000
---------------------------------------------------------------
Telecom Italia S.p.A. (Italy)        2,642,300       15,880,012
---------------------------------------------------------------
Telefonica S.A. (Spain)(f)           1,296,993       21,435,766
---------------------------------------------------------------
Time Warner Telecom Inc.-Class A(f)    358,200       22,723,313
---------------------------------------------------------------
Verizon Communications Inc.            800,000       40,100,000
---------------------------------------------------------------
Vodafone Group PLC (United
  Kingdom)                           5,907,285       21,685,415
===============================================================
                                                    244,237,982
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $1,681,688,527)                             2,069,786,990
===============================================================

PREFERRED STOCKS-1.36%

OIL & GAS (EXPLORATION & PRODUCTION)-0.58%

Kerr-McGee Corp.-$1.83 Pfd. DECS       445,000       24,530,625
===============================================================

POWER PRODUCERS (INDEPENDENT)-0.78%

AES Trust III-$3.38 Conv. Pfd.         108,600        9,339,600
---------------------------------------------------------------
Calpine Capital Trust III-$2.50
  Conv. Pfd. (Acquired 08/03/00;
  Cost $19,775,000)(b)                 395,500       23,878,312
===============================================================
                                                     33,217,912
===============================================================
    Total Preferred Stocks (Cost
      $44,423,431)                                   57,748,537
===============================================================

                                   PRINCIPAL         MARKET
                                   AMOUNT(g)         VALUE
NON-U.S. DOLLAR DENOMINATED
  BONDS & NOTES-0.86%

CANADA-0.37%

AT&T Canada Inc. (Telephone),
  Sr. Unsec. Unsub. Notes,
  7.15%, 09/23/04              CAD   1,200,000   $      790,091
---------------------------------------------------------------
Bell Mobility Cellular Inc.
  (Telecommunications-(Cellular/
  Wireless), Unsec. Deb., 6.55%,
  06/02/08                     CAD     2,500,000      1,637,441
---------------------------------------------------------------
Clearnet Communications Inc.
  (Telecommunications-Cellular/Wireless),
  Sr. Unsec. Disc. Notes,
  10.75%, 02/15/09(e)          CAD   5,000,000        2,674,822
---------------------------------------------------------------
Export Development Corp.
  (Sovereign Debt), Sr. Unsec.
  Unsub. Bonds, 6.50%,
  12/21/04                     NZD     6,000,000      2,615,000
---------------------------------------------------------------
Poco Petroleums Ltd. (Oil & Gas-
  Exploration & Production),
  Medium Term Notes, 6.60%,
  09/11/07                     CAD   4,800,000        3,208,106
---------------------------------------------------------------
Province of Ontario (Sovereign
  Debt), Unsec. Unsub. Notes,
  6.25%, 12/03/08              NZD   2,500,000        1,071,181
---------------------------------------------------------------
Teleglobe Canada Inc.
  (Telephone), Unsec. Deb.,
  8.35%, 06/20/03              CAD   1,000,000          689,207
---------------------------------------------------------------
TransCanada PipeLines Ltd.
  (Natural Gas)-Series Q, Deb.,
  10.63%, 10/20/09             CAD   1,100,000          932,217
---------------------------------------------------------------
Westcoast Energy Inc. (Natural
  Gas)- Series V, Unsec. Deb.,
  6.45%, 12/18/06(a)           CAD   3,000,000        2,028,465
===============================================================
                                                     15,646,530
===============================================================

CAYMAN ISLANDS-0.11%

Sutton Bridge Financing Ltd.
  (Electric Companies), Gtd.
  Notes, 8.63%, 06/30/22(a)    GBP   3,000,000        4,811,612
===============================================================

NETHERLANDS-0.10%

Mannesmann Finance B.V.
  (Machinery- Diversified), Gtd.
  Unsec. Unsub. Euro Notes,
  4.75%, 05/27/09              EUR   1,300,000        1,109,540
---------------------------------------------------------------
Tecnost International Finance
  N.V. (Telephone)-Series E,
  Gtd. Medium Term Euro Notes,
  6.13%, 07/30/09              EUR   3,210,000        2,878,729
===============================================================
                                                      3,988,269
===============================================================

                                   PRINCIPAL         MARKET
                                   AMOUNT(g)         VALUE

NEW ZEALAND-0.07%

International Bank for Reconstruction &
  Development-Class E (Banks-Money Center),
  Unsec. Medium Term Notes,
  5.50%, 04/15/04              NZD   7,050,000   $    3,004,735
===============================================================

UNITED KINGDOM-0.07%

British Sky Broadcasting Group
  PLC (Broadcasting-Television,
  Radio & Cable), Sr. Gtd.
  Unsec. Unsub. Bonds, 7.75%,
  07/09/09                     GBP   2,100,000        2,947,251
===============================================================

UNITED STATES OF AMERICA-0.14%

John Hancock Global Funding Ltd.
  (Insurance-Life/Health)-Series
  99-H, Sr. Sec. Sub. Medium
  Term Notes, 6.75%, 02/15/06  AUD  10,700,000        6,056,669
===============================================================
    Total Non-U.S. Dollar
      Denominated Bonds & Notes
      (Cost $38,990,649)                             36,455,066
===============================================================
U.S. TREASURY SECURITIES-9.20%

U.S. TREASURY BONDS-0.16%

6.13%, 11/15/27                   $  6,400,000        6,890,113
===============================================================

U.S. TREASURY NOTES-9.04%

6.63%, 05/31/02                     26,700,000       27,162,978
---------------------------------------------------------------
7.25%, 08/15/04                     33,800,000       36,152,142
---------------------------------------------------------------
5.88%, 11/15/04(h)                  13,000,000       13,343,070
---------------------------------------------------------------
6.75%, 05/15/05                     45,730,000       48,713,882
---------------------------------------------------------------
6.50%, 08/15/05 to 10/15/06(h)     121,000,000      128,559,740
---------------------------------------------------------------
6.50%, 02/15/10                     25,700,000       28,130,449
---------------------------------------------------------------
9.38%, 02/15/06(h)                  20,000,000       23,800,400
---------------------------------------------------------------
6.88%, 05/15/06                     34,500,000       37,326,930
---------------------------------------------------------------
5.75%, 08/15/10(h)                  37,500,000       39,310,500
===============================================================
                                                    382,500,091
===============================================================
    Total U.S. Treasury
      Securities (Cost
      $373,413,528)                                 389,390,204
===============================================================

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
U.S. GOVERNMENT AGENCY SECURITIES-1.58%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-0.86%

Pass through Ctfs.-TBA, 7.50%,
  01/01/31(i)                     $ 36,000,000   $   36,495,000
===============================================================

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-0.72%

Pass through Ctfs.-TBA, 7.50%,
  01/01/31(i)                       30,000,000       30,403,125
===============================================================
    Total U.S. Government Agency
      Securities (Cost
      $66,617,812)                                   66,898,125
===============================================================

                                                     MARKET
                                     SHARES          VALUE
MONEY MARKET FUNDS-7.89%

STIC Liquid Assets Portfolio(j)    166,938,462   $  166,938,462
---------------------------------------------------------------
STIC Prime Portfolio(j)            166,938,462      166,938,462
===============================================================
    Total Money Market Funds
      (Cost $333,876,924)                           333,876,924
===============================================================
TOTAL INVESTMENTS-100.87% (Cost
  $3,800,342,068)                                 4,268,832,395
===============================================================
LIABILITIES LESS OTHER
  ASSETS-(0.87%)                                    (36,858,531)
===============================================================
NET ASSETS-100.00%                               $4,231,973,864
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
AUD     - Australian Dollar
CAD     - Canadian Dollars
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
DECS    - Dividend Enhanced Convertible Stock
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
NZD     - New Zealand Dollar
REGS    - Regulation S
Pfd.    - Preferred
RAPS    - Redeemable and Putable Security
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated
VRD     - Variable Rate Demand

Notes to Schedule of Investments:

(a) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/00 was $97,473,610, which represents 2.30% of the Fund's net assets.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)  Non-income producing security.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 9.
(i) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section B.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:

Investments, at market value (cost
  $3,800,342,068)*                             $4,268,832,395
-------------------------------------------------------------
Foreign currencies, at value (cost $153,007)          161,330
-------------------------------------------------------------
Receivables for:
  Investments sold                                  9,166,272
-------------------------------------------------------------
  Fund shares sold                                 21,663,409
-------------------------------------------------------------
  Dividends and interest                           36,143,797
-------------------------------------------------------------
Investment for deferred compensation plan              59,463
-------------------------------------------------------------
Collateral for securities loaned                  360,562,435
-------------------------------------------------------------
Other assets                                          160,149
=============================================================
    Total assets                                4,696,749,250
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            66,824,062
-------------------------------------------------------------
  Fund shares reacquired                           24,098,909
-------------------------------------------------------------
  Foreign currency contracts outstanding              217,630
-------------------------------------------------------------
  Deferred compensation plan                           59,463
-------------------------------------------------------------
  Collateral upon return of securities loaned     360,562,435
-------------------------------------------------------------
  Variation margin                                  5,721,300
-------------------------------------------------------------
Accrued advisory fees                               1,790,313
-------------------------------------------------------------
Accrued administrative services fees                   19,732
-------------------------------------------------------------
Accrued distribution fees                           3,661,859
-------------------------------------------------------------
Accrued trustees' fees                                    510
-------------------------------------------------------------
Accrued transfer agent fees                           655,684
-------------------------------------------------------------
Accrued operating expenses                          1,163,489
=============================================================
    Total liabilities                             464,775,386
_____________________________________________________________
=============================================================
Net assets applicable to shares outstanding    $4,231,973,864
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $2,507,641,121
_____________________________________________________________
=============================================================
Class B                                        $1,358,823,117
_____________________________________________________________
=============================================================
Class C                                        $  365,509,626
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            83,321,309
_____________________________________________________________
=============================================================
Class B                                            45,275,689
_____________________________________________________________
=============================================================
Class C                                            12,164,233
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        30.10
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $30.10 divided by
      95.25)%                                  $        31.60
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        30.01
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        30.05
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $72,584)                                     $  10,689,712
------------------------------------------------------------
Dividends from affiliated money market funds      15,690,645
------------------------------------------------------------
Interest                                         115,613,578
------------------------------------------------------------
Security lending                                     340,426
============================================================
    Total investment income                      142,334,361
============================================================
EXPENSES:

Advisory fees                                     19,294,478
------------------------------------------------------------
Administrative services fees                         219,636
------------------------------------------------------------
Custodian fees                                       343,545
------------------------------------------------------------
Distribution fees -- Class A                       5,444,457
------------------------------------------------------------
Distribution fees -- Class B                      13,096,097
------------------------------------------------------------
Distribution fees -- Class C                       2,965,032
------------------------------------------------------------
Transfer agent fees -- Class A                     3,182,744
------------------------------------------------------------
Transfer agent fees -- Class B                     2,211,768
------------------------------------------------------------
Transfer agent fees -- Class C                       500,757
------------------------------------------------------------
Trustees' fees                                        17,643
------------------------------------------------------------
Other                                              1,450,711
============================================================
    Total expenses                                48,726,868
============================================================
Less: Expenses paid indirectly                       (89,514)
------------------------------------------------------------
    Net expenses                                  48,637,354
============================================================
Net investment income                             93,697,007
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS, FUTURES
  CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           54,210,438
------------------------------------------------------------
  Foreign currencies                              (1,875,882)
------------------------------------------------------------
  Foreign currency contracts                       3,219,193
------------------------------------------------------------
  Futures contracts                              (50,478,496)
------------------------------------------------------------
  Option contracts written                         2,961,757
============================================================
                                                   8,037,010
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (300,175,547)
------------------------------------------------------------
  Foreign currencies                                  25,677
------------------------------------------------------------
  Foreign currency contracts                        (873,273)
------------------------------------------------------------
  Futures contracts                              (14,096,431)
------------------------------------------------------------
  Option contracts written                          (326,547)
============================================================
                                                (315,446,121)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and option
  contracts                                     (307,409,111)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(213,712,104)
____________________________________________________________
============================================================

* At December 31, 2000, securities with an aggregate market value of $344,033,650 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $   93,697,007    $   65,090,620
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts, futures
    contracts and option contracts                                 8,037,010        46,845,306
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts, futures contracts and option
    contracts                                                   (315,446,121)      374,938,596
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (213,712,104)      486,874,522
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (54,663,293)      (42,749,278)
----------------------------------------------------------------------------------------------
  Class B                                                        (22,292,342)      (20,909,084)
----------------------------------------------------------------------------------------------
  Class C                                                         (5,320,796)       (3,188,689)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (39,511,188)               --
----------------------------------------------------------------------------------------------
  Class B                                                        (21,396,291)               --
----------------------------------------------------------------------------------------------
  Class C                                                         (5,732,223)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        922,806,014       243,729,476
----------------------------------------------------------------------------------------------
  Class B                                                        291,069,331       132,034,584
----------------------------------------------------------------------------------------------
  Class C                                                        196,576,584        61,800,642
==============================================================================================
    Net increase in net assets                                 1,047,823,692       857,592,173
==============================================================================================

NET ASSETS:

  Beginning of year                                            3,184,150,172     2,326,557,999
==============================================================================================
  End of year                                                 $4,231,973,864    $3,184,150,172
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $3,809,280,125    $2,395,161,389
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              1,041,061           404,927
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts            (36,532,402)       14,952,655
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, foreign currency contracts, futures
    contracts and option contracts                               458,185,080       773,631,201
==============================================================================================
                                                              $4,231,973,864    $3,184,150,172
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis.

     The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with varying prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     On December 31, 2000, undistributed net investment income was decreased by $10,784,442, undistributed net realized gains increased by $7,117,635 and paid in capital increased $3,666,807 as a result of differing book/tax treatment of foreign currency transactions and utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding foreign currency contracts at December 31, 2000 were as follows:

                                                                      UNREALIZED
   SETTLEMENT                    CONTRACT TO                         APPRECIATION
      DATE      CURRENCY    DELIVER       RECEIVE        VALUE      (DEPRECIATION)
   ----------   --------   ----------   -----------   -----------   --------------
    03/09/01      AUD      10,500,000   $ 5,723,025   $ 5,844,405     $(121,380)
   -------------------------------------------------------------------------------
    03/30/01      NZD      14,600,000     6,361,220     6,457,470       (96,250)
   ===============================================================================
                                        $12,084,245   $12,301,875     $(217,630)
    ______________________________________________________________________________
   ===============================================================================

G. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

I. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

J. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

K. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2000, AIM was paid $219,636 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 2000, AFS was paid $2,257,435 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $5,444,457, $13,096,097 and $2,965,032, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,348,605 from sales of the Class A shares of the Fund during the year ended December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2000, AIM Distributors received $284,148 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2000, the Fund paid legal fees of $10,428 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $62,520 and reductions in custodian fees of $26,994 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $89,514.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2000, securities with an aggregate value of $344,033,650 were on loan to brokers. The loans were secured by cash collateral of $360,562,435 received by the Fund and invested in affiliated money market funds as follows:
$180,281,218 in STIC Liquid Assets Portfolio and $180,281,217 in STIC Prime Portfolio. For the year ended December 31, 2000, the Fund received fees of $340,426 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $3,249,323,181 and $1,965,643,456, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 634,329,659
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (167,683,067)
=========================================================
Net unrealized appreciation of investment
  securities                                $ 466,646,592
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $3,802,185,803

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  -----------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    ----------
Beginning of year                   3,490      $1,494,360
---------------------------------------------------------
Written                             7,912       3,383,264
---------------------------------------------------------
Closed                             (8,872)     (3,537,089)
---------------------------------------------------------
Exercised                          (1,280)       (642,433)
---------------------------------------------------------
Expired                            (1,250)       (698,102)
=========================================================
End of year                            --      $       --
_________________________________________________________
=========================================================

NOTE 9-FUTURES CONTRACTS

On December 31, 2000, $24,443,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                 UNREALIZED
                        NO. OF       MONTH/        MARKET       APPRECIATION
CONTRACT               CONTRACTS   COMMITMENT      VALUE       (DEPRECIATION)
--------               ---------   ----------   ------------   --------------
Nasdaq 100 Index          156      Mar-01/Buy   $ 37,042,200    $ (6,107,669)
-----------------------------------------------------------------------------
S&P 500 Index             822      Mar-01/Buy    274,342,500      (4,011,309)
=============================================================================
                                                $311,384,700    $(10,118,978)
_____________________________________________________________________________
=============================================================================

NOTE 10-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                                                          2000                             1999
                                                              -----------------------------    -----------------------------
                                                                SHARES           AMOUNT          SHARES           AMOUNT
                                                              -----------    --------------    -----------    --------------
Sold:
  Class A                                                      44,686,844    $1,459,628,858     24,207,279    $  705,353,097
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      13,281,625       433,100,994      9,923,280       287,877,047
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       7,345,840       240,137,040      3,295,250        96,614,771
============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       2,771,578        87,115,195      1,334,538        39,562,999
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,260,443        39,350,153        652,505        19,306,388
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                         313,857         9,736,859         92,159         2,744,998
============================================================================================================================
Reacquired:
  Class A                                                     (19,211,948)     (623,938,039)   (17,165,067)     (501,186,620)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,548,847)     (181,381,816)    (6,020,681)     (175,148,851)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,639,854)      (53,297,315)    (1,289,864)      (37,559,127)
============================================================================================================================
                                                               43,259,538    $1,410,451,929     15,029,399    $  437,564,702
____________________________________________________________________________________________________________________________
============================================================================================================================

NOTE 11-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              --------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                               2000(a)       1999(a)       1998(a)        1997        1996
                                                              ----------    ----------    ----------    --------    --------
Net asset value, beginning of period                          $    32.69    $    28.23    $    25.78    $  21.84    $  19.22
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.92          0.82          0.71        0.60        0.66
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.23)         4.46          2.45        4.66        2.99
============================================================================================================================
    Total from investment operations                               (1.31)         5.28          3.16        5.26        3.65
============================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.79)        (0.82)        (0.65)      (0.55)      (0.55)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.49)           --         (0.06)      (0.77)      (0.48)
============================================================================================================================
    Total distributions                                            (1.28)        (0.82)        (0.71)      (1.32)      (1.03)
============================================================================================================================
Net asset value, end of period                                $    30.10    $    32.69    $    28.23    $  25.78    $  21.84
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                    (4.18)%       19.04%        12.46%      24.41%      19.25%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,507,641    $1,800,350    $1,318,230    $683,633    $334,189
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                             0.96%(c)       0.94%        0.95%       0.98%       1.15%
============================================================================================================================
Ratio of net investment income to average net assets                2.80%(c)       2.81%        2.81%       2.48%       2.97%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                               55%           65%           43%         66%         72%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $2,177,782,695.

                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                               2000(a)       1999(a)      1998(a)       1997        1996
                                                              ----------    ----------    --------    --------    --------
Net asset value, beginning of period                          $    32.61    $    28.18    $  25.75    $  21.83    $  19.22
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.66          0.58        0.42        0.38        0.48
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.23)         4.45        2.51        4.68        2.99
==========================================================================================================================
    Total from investment operations                               (1.57)         5.03        2.93        5.06        3.47
==========================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.54)        (0.60)      (0.44)      (0.37)      (0.38)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.49)           --       (0.06)      (0.77)      (0.48)
==========================================================================================================================
    Total distributions                                            (1.03)        (0.60)      (0.50)      (1.14)      (0.86)
==========================================================================================================================
Net asset value, end of period                                $    30.01    $    32.61    $  28.18    $  25.75    $  21.83
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                    (4.93)%       18.08%      11.53%      23.42%      18.28%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,358,823    $1,183,215    $894,165    $486,506    $237,082
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                             1.73%(c)       1.75%      1.76%       1.79%       1.97%
==========================================================================================================================
Ratio of net investment income to average net assets                2.03%(c)       2.00%      2.00%       1.67%       2.15%
==========================================================================================================================
Portfolio turnover rate                                               55%           65%         43%         66%         72%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $1,309,609,673.

                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                                      AUGUST 4, 1997
                                                                  YEAR ENDED DECEMBER 31,         (DATE SALES COMMENCED)
                                                              --------------------------------       TO DECEMBER 31,
                                                              2000(a)     1999(a)     1998(a)              1997
                                                              --------    --------    --------    ----------------------
Net asset value, beginning of period                          $  32.65    $  28.21    $  25.76            $25.55
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.66        0.58        0.42              0.16
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.23)       4.46        2.53              1.01
========================================================================================================================
    Total from investment operations                             (1.57)       5.04        2.95              1.17
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.54)      (0.60)      (0.44)            (0.19)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.49)         --       (0.06)            (0.77)
========================================================================================================================
    Total distributions                                          (1.03)      (0.60)      (0.50)            (0.96)
========================================================================================================================
Net asset value, end of period                                $  30.05    $  32.65    $  28.21            $25.76
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  (4.93)%     18.09%      11.60%             4.67%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $365,510    $200,585    $114,163            $9,394
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                           1.73%(c)     1.75%      1.73%             1.78%(d)
========================================================================================================================
Ratio of net investment income to average net assets              2.03%(c)     2.00%      2.03%             1.68%(d)
========================================================================================================================
Portfolio turnover rate                                             55%         65%         43%               66%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $296,503,243.
(d)  Annualized.

NOTE 12-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS (UNAUDITED)

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended December 31, 1999. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended December 31, 1999 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended December 31, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
  Neither the Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

                          REPORT OF INDEPENDENT ACCOUNTANTS

                          To the Shareholders of AIM Balanced Fund and Board of Trustees of AIM Funds Group:

                          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Balanced Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the year ended December 31, 1999 and the financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent accountants whose report dated February 14, 2000 expressed an unqualified opinion thereon.

                          PRICEWATERHOUSECOOPERS LLP

                          Boston, Massachusetts
                          February 19, 2001

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Balanced Fund (the "Fund"), a portfolio of AIM Funds Group, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Trustees: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(3)  To approve changing the fundamental investment restrictions of the Fund.

(4) To approve changing the investment objective of the Fund and making it non-fundamental.

(5) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                                        Withheld/
        Trustees/Matter                                                 Votes For      Abstentions
        ---------------                                                 ---------      -----------
(1)*    Charles T. Bauer............................................  1,514,464,534    46,493,668
        Bruce L. Crockett...........................................  1,516,486,806    44,471,396
        Owen Daly II................................................  1,515,115,325    45,842,877
        Edward K. Dunn, Jr..........................................  1,516,300,879    44,657,323
        Jack M. Fields..............................................  1,516,328,985    44,629,217
        Carl Frischling.............................................  1,515,733,560    45,224,642
        Robert H. Graham............................................  1,516,470,809    44,487,393
        Prema Mathai-Davis..........................................  1,515,583,756    45,374,446
        Lewis F. Pennock............................................  1,516,458,889    44,499,313
        Louis S. Sklar..............................................  1,516,220,167    44,738,035

                                                                                                         Withheld/
        Matter                                                          Votes For      Votes Against    Abstentions
        ------                                                          ---------      -------------    -----------
(2)     Adjournment of approval of a new Master Investment Advisory
        Agreement with A I M Advisors, Inc. ........................     34,593,906       487,772       17,953,971**
(3)(a)  Adjournment of approval of changing the Fundamental
        Restriction on Issuer
        Diversification.............................................     34,116,165       656,991       18,262,493**
(3)(b)  Adjournment of approval of changing the Fundamental
        Restriction on Borrowing Money and Issuing Senior
        Securities..................................................     33,923,529       857,077       18,255,043**
(3)(c)  Adjournment of changing or adding the Fundamental
        Restriction on Underwriting
        Securities..................................................     34,111,021       669,623       18,255,005**
(3)(d)  Adjournment of changing or adding the Fundamental
        Restriction on Industry
        Concentration...............................................     34,110,121       666,758       18,258,770**
(3)(e)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Real Estate............     33,895,130       889,699       18,250,820**
(3)(f)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Commodities and
        Elimination of Fundamental Restriction on Puts and Calls....     33,850,670       911,613       18,273,366**
(3)(g)  Adjournment of approval of changing the Fundamental
        Restriction on Making Loans.................................     33,769,910       921,974       18,343,765**
(3)(h)  Adjournment of approval of a new Fundamental Investment
        Restriction on Investing all of the Fund's assets in an
        Open-End Fund...............................................     33,902,131       777,127       18,356,391**
(3)(i)  Adjournment of approval of the Elimination of the
        Fundamental Restriction on Short Sales of Securities........     33,696,700       961,584       18,377,365**
(4)     Adjournment of approval of changing the Investment Objective
        and Making it Non-Fundamental...............................     33,666,539       958,519       18,410,591**
(5)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................     50,706,856       276,785        2,052,008

* Proposal 1 required approval by a combined vote of all of the portfolios of AIM Funds Group

** Includes Broker Non-Votes

The Special Meeting of Shareholders of the Trust was reconvened on May 31, 2000. The following matters were then considered:

                                                                                                              Withheld/
        Matter                                                        Votes For         Votes Against        Abstentions
        ------                                                        ---------         -------------        -----------
(2)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc. .......................................  43,783,995          1,340,207          14,923,198**
(3)(a)  Approval of changing the Fundamental Restriction on Issuer
        Diversification.............................................  43,937,220            844,115          15,266,065**
(3)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities...............  43,725,158          1,069,614          15,252,628**
(3)(c)  Approval of changing or adding the Fundamental Restriction
        on Underwriting Securities..................................  43,934,817            852,930          15,259,653**
(3)(d)  Approval of changing or adding the Fundamental Restriction
        on Industry Concentration...................................  43,940,399            849,973          15,257,028**
(3)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................  43,692,085          1,104,425          15,250,890**
(3)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities and Elimination of
        Fundamental Restriction on Puts and Calls...................  43,552,319          1,223,365          15,271,716**
(3)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................  43,542,325          1,166,776          15,338,299**
(3)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's assets in an Open-End Fund......  43,638,489          1,045,495          15,363,416**
(3)(i)  Approval of the Elimination of the Fundamental Restriction
        on Short Sales of Securities................................  43,476,785          1,186,248          15,384,367**
(4)     Approval of Changing the Investment Objective and Making it
        Non-Fundamental.............................................  42,349,558          2,267,737          15,430,105**

** Includes Broker Non-Votes

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES

Robert H. Graham
Chairman, President and Chief Executive Officer
A I M Management Group Inc.

Bruce L. Crockett
Director
ACE Limited;
Formerly Director, President, and
Chief Executive Officer
COMSAT Corporation

Owen Daly II
Formerly Director
Cortland Trust Inc.

Albert R. Dowden
Chairman of the Board of Directors,
The Cortland Trust and DHJ Media, Inc.; and
Director, Magellan Insurance Company

Edward K. Dunn Jr.
Formerly Chairman, Mercantile Mortgage Corp.;
Formerly Vice Chairman, President
and Chief Operating Officer
Mercantile-Safe Deposit & Trust Co.; and
President, Mercantile Bankshares

Jack Fields
Chief Executive Officer, Texana Global Inc.
(foreign trading company) and
Twenty First Century, Inc.;
Formerly Member of the U.S. House of
Representatives

Carl Frischling
Partner
Kramer, Levin, Naftalis & Frankel LLP

Prema Mathai-Davis
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper (law firm)

Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

OFFICERS

Robert H. Graham
Chairman and President

Carol F. Relihan
Senior Vice President and Secretary

Gary T. Crum
Senior Vice President

Dana R. Sutton
Vice President and Treasurer

Robert G. Alley
Vice President

Stuart W. Coco
Vice President

Melville B. Cox
Vice President

Karen Dunn Kelley
Vice President

Edgar M. Larsen
Vice President

Mary J. Benson
Assistant Vice President and
Assistant Treasurer

Sheri Morris
Assistant Vice President and
Assistant Treasurer

Jim A. Coppedge
Assistant Secretary

Renee A. Friedli
Assistant Secretary

P. Michelle Grace
Assistant Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Lisa A. Moss
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046

INVESTMENT ADVISOR

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

COUNSEL TO THE FUND

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street
Philadelphia, PA 19103

COUNSEL TO THE TRUSTEES

Kramer, Levin, Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022

DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 12.09% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $70,306,509 for the Fund's tax year ended December 31, 2000 of which, 100% is 20% rate gain.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 13.69% was derived from U.S. Treasury
Obligations.

THE AIM FAMILY OF FUNDS--Registered Trademark--


                                  EQUITY FUNDS

    DOMESTIC EQUITY FUNDS

       MORE AGGRESSIVE

AIM Small Cap Opportunities(1)
AIM Mid Cap Opportunities(2)
AIM Large Cap Opportunities(3)
AIM Emerging Growth
AIM Small Cap Growth(4)
AIM Aggressive Growth
AIM Mid Cap Growth
AIM Small Cap Equity
AIM Capital Development
AIM Constellation
AIM Dent Demographic Trends
AIM Select Growth
AIM Large Cap Growth
AIM Weingarten
AIM Mid Cap Equity
AIM Value II
AIM Charter
AIM Value
AIM Blue Chip
AIM Basic Value
AIM Large Cap Basic Value
AIM Balanced
AIM Advisor Flex

       MORE CONSERVATIVE



INTERNATIONAL/GLOBAL EQUITY FUNDS

       MORE AGGRESSIVE

AIM Latin American Growth
AIM Developing Markets
AIM European Small Company
AIM Asian Growth
AIM Japan Growth
AIM International Emerging Growth
AIM European Development
AIM Euroland Growth
AIM Global Aggressive Growth
AIM International Equity
AIM Advisor International Value
AIM Worldwide Spectrum
AIM Global Trends
AIM Global Growth

       MORE CONSERVATIVE



           SECTOR EQUITY FUNDS

       MORE AGGRESSIVE

AIM New Technology
AIM Global Telecommunications and Technology
AIM Global Infrastructure
AIM Global Resources
AIM Global Financial Services
AIM Global Health Care
AIM Global Consumer Products and Services
AIM Advisor Real Estate
AIM Global Utilities

       MORE CONSERVATIVE


                               FIXED-INCOME FUNDS


   TAXABLE FIXED-INCOME

       MORE AGGRESSIVE

AIM Strategic Income
AIM High Yield II
AIM High Yield
AIM Income
AIM Global Income
AIM Floating Rate(5)
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE



   TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE

AIM High Income Municipal
AIM Tax-Exempt Bond of Connecticut
AIM Municipal Bond
AIM Tax-Free Intermediate
AIM Tax-Exempt Cash

       MORE CONSERVATIVE

The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000.
(3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.


                     -------------------------------------

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $170 billion in assets for nine million shareholders, including individual investors, corporate clients and financial institutions, as of December 31, 2000.
    The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the eighth-largest mutual fund complex in the United States in assets under management, according to Strategic Insight, an independent mutual fund monitor.
    AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $402 billion in assets under management as of December 31, 2000.

                     -------------------------------------

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                BAL-AR-1